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                                                                  Exhibit 23.4

     I hereby consent to being named as a director in Amendment No. 4 to the Registration Statement on Form S-1 of PSB Bancorp, Inc. under the Securities Act of 1933.


                                               /s/ James W. Eastwood
                                               ---------------------------------
                                                   James W. Eastwood

Philadelphia, Pennsylvania
May 14, 1998